                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 8, 2001




                            Southwest Gas Corporation
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             (Exact name of registrant as specified in its charter)



             California                             1-7850                            88-0085720
-------------------------------------------------------------------------------------------------------------
    (State or other jurisdiction           (Commission File Number)       (IRS Employer Identification No.)
         of incorporation)

      5241 Spring Mountain Road, Las Vegas, Nevada                                    89193-8510
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        (Address of Principal Executive Offices)                                      (Zip Code)
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Registrant's telephone number including area code:  (702) 876-7237


(Former name or former address, if changed since last report.) Not applicable.

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               ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
                             INFORMATION AND EXHIBITS

               (c)    Exhibits

               1.01   (a) Underwriting Agreement dated February 7, 2001 among
                      Southwest Gas Corporation, Goldman, Sachs & Co., Banc of
                      America Securities LLC, Banc One Capital Markets, Inc.,
                      BNY Capital Markets, Inc. and Merrill Lynch, Pierce,
                      Fenner & Smith Incorporated.

                      (b) Pricing Agreement dated February 8, 2001 among
                      Southwest Gas Corporation, Goldman, Sachs & Co., Banc of
                      America Securities LLC, Banc One Capital Markets, Inc.,
                      BNY Capital Markets, Inc. and Merrill Lynch, Pierce,
                      Fenner & Smith, Incorporated.

               4.01   Third Supplemental Indenture dated as of February 13,
                      2001.

               4.02   Form of 8.375% Note due 2011 (included in Exhibit 4.01)

               5.01 Opinion of O'Melveny & Myers LLP as to the validity of the 8.375% Notes due 2011.

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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SOUTHWEST GAS CORPORATION


                                      /s/ Edward A. Janov
                                   ---------------------------------------------
                                   By:    Edward A. Janov
                                          Vice President/Controller/Chief
                                          Accounting Officer


DATED:  February 13, 2001

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                                 EXHIBIT INDEX



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
Exhibit
  No.          Description
-------        -----------
1.01           (a) Underwriting Agreement dated February 7, 2001 among Southwest
               Gas Corporation, Goldman, Sachs & Co., Banc of America Securities
               LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc.
               and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

               (b) Pricing Agreement dated February 8, 2001 among Southwest Gas
               Corporation, Goldman, Sachs & Co., Banc of America Securities
               LLC, Banc One Capital Markets, Inc., BNY Capital Markets, Inc.
               and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

4.01           Third Supplemental Indenture dated as of February 13, 2001.

4.02           Form of 8.375% Note due 2011 (included in Exhibit 4.01)

5.01           Opinion of O'Melveny & Myers LLP as to the validity of the 8.375%
               Notes due 2011.
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